                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON D.C 20549

                             _______________________


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): November 18, 1996

                                KELLOGG COMPANY
             (Exact name of registrant as specified in its charter)

                           Commission File No: 1-4171

State of Incorporation: Delaware      IRS Employee Identification No: 38-0710690

                               One Kellogg Square
                          Battle Creek, MI 49016-3599
           (Address of primary executive offices, including zip code)

       Registrant's telephone number, including area code:  616/961-2000

Item 5:   Other Events

The Company issued a press release today in the form attached as Exhibit 99.01.

Item 7: Financial Statements and Exhibits:

        (c) Exhibits

                                                                 Paper (P) or
       Exhibit No.    Exhibit                                    Electronic (E)

         99.01        Press Release dated November 18, 1996             E



                                 SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         KELLOGG COMPANY

                                     By: /s/ John R. Hinton
                                         ---------------------------------------
                                         (Principal Financial Officer)
                                         Senior Vice President - Administration
                                         Chief Financial Officer

                                     By: /s/ Alan Taylor
                                         ---------------------------------------
                                         (Principal Accounting Officer)
                                         Vice President and Corporate Controller

Date: November 18, 1996

                                 EXHIBIT INDEX



Exhibit
  No.                   Description                                     Page
-------                 -----------                                     ----
 99.01                  Press Release dated November 18, 1996

